SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2009

COMPUCREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-25751	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia, 30328
(Address of principal executive offices)

Registrant's telephone number, including area code:	770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events.

Effective January 1, 2009, CompuCredit Corporation (“CompuCredit”) adopted retrospectively Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“Statement No. 160”), which resulted in the reclassification of our prior liability for minority interests to a new noncontrolling interests component of total equity, and FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion” (“FSP APB 14-1”), which resulted in reclassifications of consolidated balance sheet balances from deferred loan costs and convertible senior notes to additional paid-in capital and associated reclassifications among retained earnings and deferred tax liabilities. Retrospective application of FSP APB 14-1 also had the effect of increasing interest expense and, accordingly, decreasing net income within our consolidated statement of operations for all periods presented. We also adopted FASB Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”), which required us to retrospectively adjust the number of shares included in our weighted average share calculations when determining both basic and diluted net income attributable to controlling interests per common share to include unvested share-based payment awards.

    Exhibit 99 to this Current Report on Form 8-K includes the information initially presented under Item 6 - Selected Financial Data, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements and Supplementary Data as presented in CompuCredit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”). Each such item has been revised to reflect the retrospective adoption of Statement No. 160, FSP APB 14-1, and FSP EITF 03-6-1.

    The information in Exhibit 99 to this Current Report on Form 8-K does not reflect events or developments that occurred after February 25, 2009, and does not modify or update the disclosures in the Form 10-K in any way, other than to reflect the adoption of Statement No. 160, FSP APB 14-1, and FSP EITF 03-6-1 as described above. The information in Exhibit 99 to this Current Report on Form 8-K should be read in conjunction with the Form 10-K and any documents filed by CompuCredit under the Securities Exchange Act of 1934, as amended, subsequent to February 25, 2009.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 23	Consent of BDO Seidman, LLP.
Exhibit 99
Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements and Supplementary Data for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUCREDIT CORPORATION

Dated: May 22, 2009	By:	/s/ J.Paul Whitehead, III
	Name:	J. Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX
Form 8-K
May 22, 2009

Filed
Exhibit No.	Description	Herewith	By Reference
23	Consent of BDO Seidman, LLP.	X
99
Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements and Supplementary Data for the year ended December 31, 2008.
X